UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K/A
(AMENDMENT NO.1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2021

NEENAH INC
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240				20-1308307
(State of Incorporation)	(Commission File No.)				(I.R.S. Employer Identification No.)

	3460 Preston Ridge Road
	Alpharetta	,	Georgia	30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No.1 to Form 8-K (the “Amendment”) to the Current Report on Form 8-K amends the Current Report which was filed on April 7, 2021 (the “Report”). In the Report, Neenah, Inc. (the “Company”) indicated that it would file the financial statements and the financial information required under Item 9.01(a) and (b) as soon as practicable. The Company is hereby filing this Amendment to update Item 9.01 to include the required financial statements and pro forma financial information. Except for the filing of such financial statements and pro forma financial information this Amendment does not modify or update the Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Itasa as of and for the year ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Itasa are filed herewith as Exhibit 99.2 and incorporated herein by reference. The unaudited pro forma financial information is not necessarily indicative of the condensed consolidated financial position or results of operations that would have been realized had the acquisition occurred on the assumed dates, nor is it meant to be indicative of any anticipated condensed consolidated financial position or future results of operations that the combined entity will experience after the acquisition.

–Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2020.
–Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2020.
–Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits:

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young S.L.
99.1	Audited consolidated financial statements of Itasa as of and for the year ended December 31, 2020.
99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: June 21, 2021	/s/ Paul F. DeSantis
Paul F. DeSantis Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young S.L.
99.1	Audited consolidated financial statements of Itasa as of and for the year ended December 31, 2020.
99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2020.